 Exhibit 10.5

Vendor A [redacted] D0cusgnEnvel0pe 1D 0O64BEDF-57F747E0-9O72-EFE99De1B5A DATED THIS 01 DAY OF MARCH 2O25 Between Vendor A (the"Licensor") And FOCUS MEDIA SINGAPORE PTE,LTD (theLcensee LICENCE AGREEMENT FOR redacted

D0Cs1gnEnvelope ID:0O84BEDF-57F7-47E0-9D72-EFE99De1B5A CONTENTS CLAUSE NO, HEADING INTERPRETATION t.1 Definitions 12 Schedules 13 Clauses and Clause Headings 1,4 Singular and Piural Meanings 1.5 Siatutes and Statutory instrurnents 1.6 Gender 1.z Joint and Several Obligations 1.8 Contracts (Rights of Third Parties)Act 2001 2 LICENCE AND INSTALLATION OF DIGITAL SCREEN 2.1 Licence 2.2 installation of Digital Screen 3 LICENCE FEE.SUBMISSION OF REVENUE AND LICENCE PERIOC SECURITY DEPOST LATE PAYMENT INTEREST 6 NO TENANCY AND PROPRIETARY RIGHT/INTEREST CCNDITIONAL LICENCE LICENSEE'S COVENANTS EXCLUSIONS 1O ADMINISTRATIVE FEES AND LEGAL COSTS 11 TERMINATION 12 REINSTATEMENT 13 TAXES 14 ASSIGNMENT t5 SERVICE OF NOTICES 6 OPTON TO RENEW 1z DAMAGE AND/OR DESTRUCTION RENDERING LICENSED AREA UNFTFOR USE 8 ENTIRE AGREEMENT g SEVERANCE 2O NO PARTNERSHIP 21 GOVERNING LAW AND SLBMISSION TO JLRISDICTION

D0CU8gnEmveI0pe 1D:0O54BEDF-57747E0-9O72-EFE09D61B5A SCHEDULES Particulars Plan of Licensed Area Specitications ot the Dgital Screen

Vendor A [redacted] D0cusignEmeiope 1O:0D64BE0F-57F7-47E0-9D72-EFE99OB1B5A Inls AGREEMENT(hereinatorcaledtheLicenceismade the_vdavofarchZUZ上 EETVVEEN vendor A (1) a company incorporated in the Republic o singapore and having its registered offce at redacted AND (2) The LiCENsEE as described in tem 1 ofschedule 1 WHEREBY IT IS AGREED as folloMS Imterpretation 1.1 Detinibons InthisLicence thefolowingvords andexpressionsshafvrere the contextsoadmitshave he folowing meanings Advertisement means aadverising,markeing and promoional contentor materalto be prooucea,placea,nstaea,asplayeaorotherwiseadvertsodontheDiitalScreen,inclucin any ogos,symbos,noices,reprosontations or othervisual devices Approvarmeans the relevant approvals,Icences,permits ard consents,which expressior sraincudeanyoneofhemwherethecontext soadmis,fomtherelavant authoriesi respectorthe Aaverisement,theinstaraton,maintenanceandoperatonofthe DigitaScreer and generaly,forthe uulzaton or the Licensod Aroa for the Permited Use "Budingmeansthebuidingasdescrbedintem2otschedule1andincucesapartso the buidng stucture,the commonpropery and a other adfscent areasin respectofwhir theuseand erioymentofwtichis apputonantto the Buiding,ardofwhichthe Licensed Area forms part Commencement Date"means the datoofcommencementofheLicence Period as specifed in itemn 5 of Schedule 1 rting-Out Depostmeans the fting-out depost asspecifed in tem10of schedule payaple oy tne Lcensee to the Licensorforthe purposes as set outin Clause 22b) Digital Screermeans the medium uponwhichthe Adverisementmaybe displayed at he LicersedAreaandshafincudo,butshalnotbolimtedto,LCDscreens,plasmascreens,LEr soreens andprojectonor audiosystoms and a other ancilaryeouipmen,Iocatod at the Licensed Area A

D0CuS9n Enve1ope ID:ODB4BEDF-57F7-47E0-8D72-EFE0GOB1B6A Fiting-OutPeriomeansthe fting-outpenodas speciedin temgofsaheaule1torn Licensee s nstaiaon orne Ugta screen as descrbea in clause 2.2a GsTmears goods andsericestaxchargedunderthe Goods and Srvioos TaxAct1993a ure sae myoearenoeaorre-acearom meto me,oromerimpostonora likenaureb whatevername caled thatmaybelevied orimposedforarygoods or serices suppied undo orn conection witn tnis Licemce, 1nteresrmeansnteresttherateoftweepercent(126)perannumcakouatedi accordance with Caliat5e Licence"means this agroomert and inciudos any arenomerts or varaions tnereor an suppieimionls tnereic; Llcence Feemeans such icence fee payable by the Licensee to the Licensorpursuantt Ciause3 and as specitied in tem 5 of schedule 1 Licensed Area"means sucharea(s)ofthe Buidingas descrbodin tem3ofschedule1 Licenseemeans the pary named in tem1of schedule1andincludes is permite ass gnees and successors-in-ttle; Licence Penod means the tem as specifed in tem sof schedule 1 Licensormeanssir he Licensors assignees and successors-n-iie Management Corporation^means The SubsidioryMaragement Corporaton No.1-Sirat Title Plan No,4735 OperatingHours"means theoperainghours ofthe DioitalScreen as specfedin em11o scedule1 Permitod Usemeansthepemited vseof the Licensed Areaas specifad in tem 4o schedule1 rossession Datemeanshe date asspeciedin temsofschedule1onwhichheLicense res possession ortne Lcansea Area rortne purpose as set outin cause zzta securty Deposir means the sum deposed bythe Licensee wth the Licensorpursuantt Clause4 and as specifod in tem7 of Schedule 1 1scnegue TheScheduieshereioshabe taken,readandconsirued as parofhisLicenoe and th provsions nereof sha have he same force and efect asifexpresay set outinthe bodyo this Licence Vendor A

D0cuignEreiope1D:0064BEDF-57F7-47E0-9O72EFE99DB1B6A cas arid Clause Headings (a Ine ciause and paragraph heacings in this Licence are for ease ofreerence only an sna not oe taken inio account in the construcion or interpretation of any covenant condition or prcviso to which they refer (b References in this Lcence to a ciause or Scheduie are references where the contex so acmits to a clause or schedule in this Licence.Refarences in a clause to paragraphare(unless he contoxtotherwiserequires)refrences toaparagraphoftha clause,and rererencesin a scheduie toaparagraph are(unless the context otherwise requires)rererencas to a paragrapn or nat schedule Singular and Plural Meanings WordsnhisLlcencairporingthesinguarmeaningshawherethecontoxtsoadritsinclude the plural meaning and vice versa Staiules and Statutorylnstuments Referencesinthis Lcencetoanystatute orstatutoryinstrumentshallincuceand reforto an stauieorsatutorynsinmentamenang,consodatirgoreplacingthemrespectveyfomtme to time and for the time baing in torce Genc Wordsinhis Licence forthomascuine gendar shainclude thefominine andneutergender anavceversaanaworas oarotngnaturalpersons shainclude corporations andirsanda such words shall be construed interchangeably in that manner 1.了 Joint and Scveral Obligarions Where two ormore porsons are included in the termUicensee"acovenants,agreemerts terms,conatons andresrcions shal be binding onand applicabletothemjointyand eacho them severaly,and shaalso be binding on and appicable totheirpersonalrepresentatve jointiy and severally. 18 Contracts (Rights ot Third Partes)A 2001 Aperson who isnotaparty to this Licence has no igrts undorhe Cortracs (Rights of Thi Partes)At20O1oranystattorymodfcatoncrre-eractmenthereofforheimeboinginforc to enforce any term of this Lcence 2 Licence and installation of Digital Screer 21 LcCnce ( The Lcensorin pursuance ofhis Lcence andinconsideration ofthe Licensee agreeing to peform and observe the covenants and conditons hereinafter contained hereb grants the Licensee the right to use the Licensed Araa for the Permited Use.Withou imiirg the generalty ofthe foregoing,the Licensee shal be perrited to A

D0cusgnEnvelope 1D:0O64BEDF-57F7-47E0-0O72-EFE99DB1B5A 4 usene Lcensed Areator nstaing,maintaining and operatngday at the ucensees own coss ne Ugtaiscreen,durng the Operairg Hours;an ( display Advertsoment on the Digtal screcn at theLicensee'sowncoss including al costs associated with the hirng of eouipment(f any) (b) 1o onabie tne Lcensee to use the Lcensed Area for the Permited Use,the Licenso hereby permits ouy auhorsed personnel or the Licensee to have access to and enter upon the Lcensed Aea drecty durng such hours authorized by the Licanso ana a aamage tohe ucensedAreaarsing fom theinstalaton,maintenance an operanon cr ne vigtal screen sha be bome and made good by the Licensee atts ow cosis ana expenses,io tne satstactcn ot the Licensor (C) The Licensee shal ensure that ts eauipment and the Digital Screen do not create o pose anynazara to ne turaing ana tne occupants and vstors ofhe Buiding including butnot imited to fre,tpping/farisk,electicalinterferenoe and shalensure hat equipmont ana tne Digral screen are secured,mounted and protected against powe Suge, (C) ne Lcensee shal be responsible tor obtaining ard mairtairing alrelevant Approval respect or me Advertisement at ts own costs ang expenses (e) The Licensor and the Licensee hereby agree thatthe management o he Digtal Scree shaoe at the discretonofthe Licensee but subject to the review and approvalo the Licensor,such approval not to be unreasonably withheld. The Licensor reserves the rghttoimpose,amend,ater.vary or change ary standardo conatoninreiatonto themanagementofnoise emanating fom theLicansed Areabase cnneLcensees operatonalconctions and,nowihstanding theforegoing,theLicanse shaberequiredto compywih alapplcabie lws orreguationsissuedbyaryreguator agences or authonues in reiaton to noise control in buildirgs 22 Instalaton of Digital Screen The Licensor shal grant the Liconsee the Fitng-Out Period commencing on the Possession Date forthe Licensee toinstal,atis own costs,the DiaitalScreen anda otherreiated aauipment owned bythe Licensee in accordance with such speciicaion and drawings as approved bythe Licensor,such instalaion works tobe executed ine good and workmanlke manner by suitably auaffed conractors and/or wormen an n accoraancewh arelevant Approval and any instalation guideines,ruos an reguations as mayba sipulated bythe Lcensor and/orthe Management Corporation The Lcensee sha carry out ary and a tests necessary to determine f the Digia screen ana a other eauipment owmad by the Licensee,whetherin wole orin par compfes in alrespects wth sueh specifcations and drawings as aporoved oy the Licensor and/or the Management Corporation (b The Lcensee shalberequired to pay tothe Licensorthe Fting-OutDepositas securt for the due performance by the Licensee of tho foliowing obigatons the Licensee shalnot instal the Digral Screen and al other related equipmen until the Licensee has cbtained the requisite Approva A

D0cusgnEreope 1D:0O64BEOF-57F7-47E0-9D72-EFE99OB1B5A the Licensee shaprorto the installarion ofthe Dgtalscreen or any equipmen owned by the Lioensee in the Licensed Area ootain the prior wrton approvalo the Lcensor as to the posiloning or change of postioning of the eouipmen Provded Aways that such approval may be withheid at the Lcensors absotute discretion (ii the Lccnsee shainot cause any damage to anypatofthe Licensed Area and/o eBuidingduingthensalatonof theDigitalScreen andalother relate equpment or cause ary obstrucion or irterference to the management of the BuldingbytheLicarsororthe business ofthe tenants,occupiers and licensee ofthe Building or do permit or suffer to be done anythingwhichmayconstitute a nusance or cause annoyance or damage to the other lessees,licensees o occupiers and therrespectve agents,employees,customer and irvtees (iv the Licensee sha maxe good ary damage to the Licensed Area and/or the Buiding or any par thereof caused by the Licensee or the Lcensees agents incarrying out the installationof the Display Screen and al other relate equipment, and (v the Licensee in carying out the instalation ofthe Disptay Screen and al othe reiated equipment shalatits own costs and expense ensure that al debris anc constructon materias arising therefrom are prompty and propery removec fromm the Licensed Aea and the Building C lfthe Lcenseefals tocomplywihclauses 22bfvand(,the Licensormayeffec al such necessary works and appy the Fiting-OutDepositin meeting the costs an expenses so ncurea oy theucensor,and theFiting-Out Depost subject to an deductions to bemade oy the Lcensor pursuantto the provisions herein,shalbe refunded to the Licensee withoutinterestupon satsfactory completionofinstallationo the Display screen and al otherrelated equipment.fthe Fiting-Out Deposit shallbe insuficlentinmeeing thecosts and expenses soincuredoytheLicensor,theLicensee sna pay to the ucensor on demand the defict as shal be notifed bythe Licensort the Licensee (d The Licensee shal appoint,at the Licensee's oun cost and expense,consutants ongineers,arcntects,surveyors,designers or conractors nominated or approved b theLicensor to caryout he coordination and instalaion ofthe Display Screen and a related equipment (e TheLicenseeshafuyindemniy andkeep theLicensor and theManagemen Corporation indemnifed against any caims,cemands or proceedings arising from or in connection with the breach and/or non-observance of any provision of clause 2.z; anc (i) any caims,cemands or proceedings brought by any adjoining owner,tenant censee,occupler,member of the public and any other person arising out o orincidontal to the instalation ofthe Display Screen and alrelated equipment

Uoousg ErMO0pe :UU4EEUFo7-409U72EFE99DB1B5A Any dolayin the inatalotion ofthe Dispay Screen and alrolatod equpment shalnot pe a grouna ior posponing the commencement of the Licence Perod or payment of he Licance Fee and other monios reserved by this Licance orrefeve the Licensee in any way from the perormance anc obsorvance of the obigations.covenants condtions and provisions on the Licensee's pat to be periormed and observed Licence Fee,Submission of Revenue and Licence Perioc (a Tme Lcence Fee sha be payable by the Lcensee to the Lioensor wih effect fom he commencement Date,The monthyLcence Fee payable for each yearof the Licenc Period shal be either Opion A or Option B as set out in tem 6of schedule 1. The Licensor shal,pior to the commencement of each yearof the Licence Period and n atertnan 31 Decemberofthe prececingyear,select heapplcable opton which sha apply forthe entirety ofthe relevant yearofthe Licence Period and notrythe Licensee n wntng or rs selecnon.ror he avoidance of doubt,upon the Licensor notying he Lcenseeor ts selecionin wrtng,theLicensor shalnot be entted at anytme rierearer to cnanqe its seieclion (b) Duing the LioencePoriod,the Licensee shallnotlaterthan twonty-one(21)days are the commancement of each month,doiverto the Licensor a statement duy certfo by the Tenants director orfirancial controllor showing the revenue ofthe Licensee fo thepreceding monih.The statemert shalbein such form,contuin such paricuiars anc be accompanied by such supporing documants as the Licensormayfrom time to time require andshaincudeanundertakingbythecartfer on theaccuracyof the statement,ftheLicensee fais to delverthe duycertifiodstatementforanymonth,the Licensor shalbe entled to examine the books and records ofthe Licenseeincludin makngcoples thereof to ascertainthe revenue for the appicable period and the Licensee shal make available such books and records to the Licensor (c in respect of any fea componentof the Licence Fee,such fixed component shalbe paid monihy in advance on the frst (1 day of each month of the Licence Period wihout any dermand,coducions or set-of,the frst(1)ofsuch paymentto be paid ir tull upon the Licensee's execution of this Licence (d In respect of any varable component of the Lioence Foe,the folowing ters shal apply whare the Licence Fee payable for the relevant year of the Licence Period is Option B as sot out in tem s of schedulg1,the Licensor shal,upon the delivery by the Licensee to the Licensor ofthe duy cerified statement referrec to in Clause 3b) above,calculate the variable component ofthe Licence Fee payable by the Lcensee for the relevant month.The Lioensor shal issue its invoice to the Lcensee for the variabie component of the The Liconsee shall make payment of the variable component of the Licence Fee as invoiced by the Licensor wihin fory-fve (45) days from the date of issuance of the invoice ( in the event the Licensee fais to defiverthe duy certifed statement refered t in Clause 3b) above,the Licensor shal be entitiod to caloulate the variable A [redacted]

D0CusignEnvelopeID:0D84BEDF-57F7-47E0-9072-EFE99OB1B5A7 component or tne Licence Fee payable oy the Licensee based on it ascertainment of the Licensee's revenue pursuant to its examination of the Licensee's books and records under Clause 3(b) or the Licensors estimateo the ravenue for the month.The Licensor shalinclude the varable componen ofthe Licence Fee as caculated by the Licensor in its invoice to the Licensee tobe issued on a quartery basis in accordance with Clsuse 3d)) above ane the Licensee shalmake payment of the same within forty-fve(45)cays o issuance of the irvoice.The amount of he varable component of the Licence Fee shall be adiusted f the Licensee furishes the duly certiod statemen referred to in Clause 3b) above by such date as may be dotermined by the Licensor,faing which,the varable component of the Licence Fee calcuiated bythe Licensorin accordancewith this Clause 3(d)i)shalbe fnal,conclusive and binding on the Licensee and thare shal not be ary adistment to the variable component ofthe Licence Fee paid and/orto be paid by the Lcensee (e The Licence hereby offered shal be for the Lioence Period which shal commence or the Cormmencement Date 4 Security Deposit ( The Licensce shal upon the execution of his Loence pay to the Licensor the Securt Depositwhich shalbe maintained forthe duration ofheLicence Parod as security fo the due observance and perfommance by the Licensee of a of the terms,condions stpuiotons,obigtions and agreements on the patofhe Licensee herein contained The Securiy Deposit shaf not be deemed to be or treated as payment ofthe Licence Fae or any part thereof or of-set against ary monies payable by the Liconsee to the Licensor and so long as the Licensee duy observes and performs the Licensees condtions,covenanis andobfgafons hereincontained,the Licensor shallaferthe expiryor sooner deteminatonofthe Licence Period,refund the Socuriy Depositfree of interest less a costs and exoenses properv pavable bv the Licensee under o pursuant to this Licence (b) f the Licensee shal at any time fail to observe or periorm any of the conditions covenants and obigatonsherein contalned,the Licensormay.atits opion,appropriate and apoy alor ary part ofthe sacurty Depost to compensate the Licensorforits los or aamage or provde toraryconingent liabities incurad by the Licensor due to the breach of ary oftho condions,covenants and obioations on the par ofheLicensee to be performed and/or observed Any appropriation by the Licensor ofthe Securi Depositin terms of this clause shalnotbo doemed as awaierbythe Licensor of an non-payment or non-pertomance on the part of the Licensee and shalnot precude the Licensorfrom exercising any ofits other rohts hereunder and in law.in he event the Licensor appropratas or applies the Secuiy Depositpursuant to his clause.the Licensee shalimmediatety upon demand payto the Licensor a sufcient amountt restore the Security Deposit to its original amount N

Docusgn Emvoi0pe ID:0O34BEDF-57F7-47E0-9D72-EFE99DB1B5A Late Paymmcmt Imteresl Urless otherwseprovidedinhisLicence andwithoutpreudceto anyotherriahsorreecie avaiabie to the Licensor,fthe whole or ary pat of he Licence Fee and othermonies du unaermisLcenceremainunpaidforaperodofourteen(14)daysatertheyshalhavebecome auetwrehersuchLicenceFeeorothermoniesshabefomalydermandedornot.honthe Licensce shal pay rterest on suchLicence Fee(or pat therao and other monies,sue interesttobecomputedonadaiybasis from thedue dateunlandincudingthe dateheyar paidto(oracceptedb)theLicensorProvdodAwayshat hesaid rateofintorest shalapp oom oetore asve as areruagmant and any perod ofloss than one monih shal be reated asapenoaorone monih.Noinginnis clauseshaentle theLicenseetowitholdordela arypaymentor ne Lcenceree or any orersum aue under tis Lioerce aferthe date upor wtichtheyfaldueorinanywaypreudico,afectorderogate fromtherghtsofthe Lcensori relation to such non-payment No Tenancy and Proprietary Right/Interes (a Te Licensor and the Licensee hereby agree and acxnowiodge that this Licenc constutes a icence onytotne Lcensee to utise the Licensed Area forthe Permite use ana conrers no tenancy of he Lcensed Area in favour ofthe Licensee and ha possession anamanagement ot theLicensed Area is retainad by theLicenso nrougnout re Licence renoa subject ony to the rgnts created by this Licence (b) The Licensee shahave no proprietary rght orinterest overthe assets and immovable properyofthe Licensed Area exceptforthe DioitalScreen and equipmertinstaled b tho Licensee Conditional Licence Ihis Licence rs conditional upon the follcwing (a the Licensorobtairing arequisite approvalspermisslons togranthelicence herein t the Licensee;anc (b) the Licensee obtaining and maintaining the relevant Aporoval toinstal,maintain ane operae ne ugta screen ana in tnis respect the Lcensee must,at its own cost prompty and use ts best endeavours do althings to obtain and maintain theApprova fary ofthe approvats menionodheroinisnot graniod bythe Commencomont Dato or suc oineraate as may bedeterminedby the Licersor.then this Licence shal ipso facob aosouteyvoa anaornoerectandneitherpay shalhave anyclaim orbing aryprooeeding against he other save that he Licensor sha refund the Securiy Depost to the Licensee without any interest or componsation whatsoever faryofheapprovalsmentonedhereinisgrantedbutsubsequentyrevoked,hen eiherpart maybynotceinwringtothe otherpartyimmediateyterinate thsLicence.Uponterminato pursuantto ths cause,saveforaryantecedentbreachofhis Lcence bytheLicensee,reihe partyshahave anycaimor brngaryprocoecingagainst theother and the Llcensor sha reunc he Soouriy Dopos tothe Loensee without anyintorstor compensation whatsoeve and the provisions of Glause 12 shall apply

D0CusignEnvelOpe 1D:0O84BEDF-57F7-47E0-9D72-EFE99DB1B5A 8。 Licensee's Covenants Forhe ratonofhe Lcence Peiod,he Lcensee herobycovenarts wih heucensor hati sha业 () use he Licansed Area strcty tor the Permited Use only and for no other purpose whatsoevef (b) insa,maintain and operate the DioitalSoreen andthe Licensed Areainfulcompianc wthaapplicable1aws,rues,reguations,drectvesandbyawsstpuatedbythe Lcensor anaor ne reievant autnortes as reved,amended,variad,supplementedo replaced from time to time; (c) instal,maintain and operate the Digital screen and the Lcensad Area in accordanc with the terms ofthis Licence and at atimos to adhere to the Licensors specicatons as attached to this Lcence as schedule 3; (d be responsible for the reguar cleaning,maintenance and repair of the Digital scree and the Licensed Area,atts own costs and expenses so astokeep the Diaital screer ana ine ucensea Area ciean ana in good repair andvorking condiion andin the even tnat the Licensee sha fail or refuse to carry out sueh clearing,maintenance and/o repar,tmen theLcensor may(but shanot be obiged to)proceed to do so and a costs and expenses incured bythe Licensor shal be recoverable from the Licensee inthe event hat the Licenseerequires access tothe Licensod Araa at any ime curng the Licance Period for the cleaning.maintenance and repair of the Dgital screen an theLicensed Area,the Licensee shal povde advancenotice totheLicensorofaleas three(3)woringdays by submtingsuch relevant applicaion form as the Licenso may prescnibe from timre to timme; (e notmake any aterations oraddions to the Licensed Area or anypar thereo,withou the prorwtionconsentoftheLicensor.and shalnot,wthoutthe prorwrten consen of the Lcensor,constuct orinstal aryfxtures therein,carry out any renovation o otherworks thereto ormake ary alterations to orinterfere wth the elecrcal wiingo electicalinstalotions ofthe Licensed Area.Anvsuch altorations shalbe cariadouta the expenseof theLicensee by the Lcensor,or by such other person as shalbe approvea by the Lcensortor tre purpose.The Licansee fuly incemntes the Licenso againstacaimsin respect ofiniury,lossofife ordamage toperson and propertya aresutof ary ateratons or additons (wheherwih orwihout the Licensors consent ana sha,wthout mitation,repay to he Licensor any sums paid by the Licensorir connecton wthcaims arsing rom suchinjury,loss offe or damage and shapayfo a cossncurreanrepainng arydamage caused tothe Buiding orits appurtenances make peymentfor electrical charges(f ary) directyto the Licensororits authorised agentEloctriciyin relafion to the Licensed Area is to be separately metered.In the event the elecrcal charges are not separatey metered,the Licensee shal pay the monthy eiecrcty suppy charges and oher charges fees and expenses arsing for the efectical supply to the Licensor.Provded that the Loensor shallnot be liable t the Licsnsee nor shalthe Licensee have ary claim against the Lioensor tor an interrupton ar services and/or electricity supply howsoever caused A

DocusgnEmvelope ID:0D648EDF-67F7-47E0-9O72-EFE99OB1B5A 6 (g) indemniy andkeep indemnifed the Licensor and the Management Corporaton fror amd against ( alclaims,domands,writs,actions,judgements,ordors,darages,costs Iosses ana expenses of any natre whatsoever which the Licensor and/or the Management corporaton may surer or incur in connection with Ioss of life persona inury.economic ioss andror damage to property arising from or ou of any occurence in,upon or at the Licensed Area or by the Digitai Screen o the Licensee's equipment or the operation or use of the Digital Screen or the Licensee s equipment a nes,sanctions and any other penalty which may be imposed by an rcevant aunory on the Licensor and/or the Management Corporation arisir out of orin connection with the display of any Adverisement by the Licensee i ar ioss ana damage to the Licensed Area,the Buiding and to al propery therein caused directy orindirecty by the act,neglect,defaut or omission or the par or the Licensee orits empoyees,agents,independent contractors o invtees and in particular but wihout limitng the generalty of the foregoin drecty orindirecty caused by the use,misuse or abuse of the Digital Scree ortne ucensed Area or oy fauyinstaaions ofthe Licensee's equipment;an (iv afclaims,demands,wits,acions,judgements,orders,damages,costs losses and expenses of any nature whatsoever which the Licensor and/or the Management Corporaton may suffor or inour in connection with any non dispiay,damage or loss of the Dgital Screen. Provded theindemntyrefered toi this Clause sa heretoshalsurvive the expiryo cariorterminatonofhis Licerce and shalbe granted whetherornotlegaproceeding arensutedana,fsuchprocoodingsarenstuted,irespecveofthe means matero nature of ary setilement compromise or determination; (h not do orpermt orsufer to be done any act materor thing upon the Licensed Are whereby any polcies ofinsurance in respect thereof may be vtated or renderedvoi orvoicaple or wrereby the premium on any insurance polcy shal be fiable to be ncreasea ana to make gooa a damage suered by the Licensor and to repay to th Ucensor al sums paid oy it by way of increased premium(and the Licensor sha provde evidence to the Licensee showng that such increased premium is due to breachornon-observance ofthis covenantbythe Licensee)and alexpensesincurred byitinor about aryrenewalof such polyorpolcios rendered necessary byabreach or non-observance of this covenant ( atits sole expanse,keep in force in thejointnames ofthe Licensor and he Licensee wih an insurance company or companles nominated or approved by the Lioensor,a insurance poicy(es)againstalisks anddamagetothe DgitulScreenandtheLicense Area.a the Lioensee's eqomentin he Buding,ftures and tingsofthe Lcensa Area and alparts thereof which the Licensee is obiged to keep in repair under the provisions or this Licence,forthe amount of ss2,o00.o00.00

DocusgnEnvolope ID:0D64BEOF-57F747E0-9O72-EFE990B1B5A t withoutexcuding,IringorinarywayaffoctngtheLicensee'sobigatonandliabiit to indemnify the Licensor.atis own cost,to take out and maintain (in the Jointnames or theLicensor andtheLicensee)alother appropriate insurance includingpubl labityinsurance polcyin respect ofthe Licensed Area and aryother space provde totheLcensee inthe Buiding forthe amountof ss2.0o0,0o0.00,on anyone event to any numbor of evonts aganst ciams for persona inury,death orproperty damageo loss arising out of or in connection with the event (k upon demand to provide coples ofinsurance polcies and raceipts thereof requiredt be taken out by the Licensoe pursuant to this Licence; ensure hatne aaverising messages displayed on the Digitai screen shalnot contair any substance,mater,subject mater,material theme,topc,irages,contentso otherwse any reforence to adirect compettorof the maior tenantsof the Buidir exceptwtn he prorwrten approvalofthe Licensor.Forthe avoidence of doubt the Licensor shalprovide to the Licensee a ist of the direct compotiorsof the majo tenantsorhe Buiding and the ist(and ary amended is)shalbemutualyagreed betveen bothparies (the"Non-approved AcvertiserentLisr).TheLicensee shalaisc ensure that the DigitalScreen and/orthe form orcontents orvisuals thereofshalnot(1 contravene ary laws,nios or reguaions,or(2)resutin ary breach of aryconractua obigsions of the Lcensee andlorthe Licensoror(3)resut in causing ary annoyance nusance ororence twherercefamaton or otherwise)to ary compary,person or eniy Ay displayof Advertisemert concerirgorrelafing to a direct compettorfom the Non approvea AdvertisementUstordisplayofAdvertisement hat conravene arylaws,rue orreguatons oy heLcenseeshar entte heLicansorthe rghttoterminate this Lioence forrwhwihout aryrefundor compensation.TheLicenseerepresents,varants guarantees and shall ensure that all Advertsement donot contain ary ofonsive.discriminatory,immora defamatory,iibellous,distasteful or legal content (ā al Acvertisement donot contain images orcontents of ary property developers owners,managers,agents or consuitants other than the Licensor and/or the owner of the Building () aAdvertsement do not confict wththe image orstandardofthe Buiding,the tenants cf the Bulding or the Licensor v the Digital Screen and al Atverisement do not in ary way cause disrupton obstrucion or harm to patrons of the Building,or compromise the structura integrity of or otherwise damage the Building (v al Advertsement,whererequired,havebeen approvedby therelevan gowemmment authority (v a Adverisement do not breach ary copy right and other irtelectual propert nights;and (v al Acvertisement comply with the Licensors advertising standards as imposed vaned andror amended by ne Licensor frorm time to time A

D0cusgnEnvelopeID:0O648EOF-57F7-47E0-9D72EFE99DB1B5A 2 rrovaea Avays rat the Lcensors approvalor consenttothe display ofthe Licensee Adverisement at the Buildingshanotbeoonstuedasapprovaardconsert by the Licensoror anybreach oy the Licensee oftheLicensees representatons ardwarrariee above andorwaver ortheLicensors rgrts underthis Lcenoe ard shanotinarywa prejudice the Licensors right and remedies underthis Licence rorthe avoidance ordoubtand notwinstanding any otherprovsioninthis Licerce tothe conrary,tmeLcensor shahavehesoieandabscuteight todeterinethe Adverisemont to be dsplayed and may prohibit or restrict tho display of orreaure the Licensee toremove,revise orreplace the displayofary Advertserent Wiroutpreiudice to ne generaiy of the toregoing,the Licensor sha be entted to gie noice to the Licensee to immediatey remove andior revise any Aiverisement which breaches ary applcabie laws,rules,reguatons,directves and by-aws or an term of this Lcence;or (ii is aeemed oy the Licensor in its sole and absolute discretion to be nappropriatelycisplayed,dstastefu,of insuffcientaestheticqualityo concems or relates toa drect compelor fromthe Non-approved Advertisemment List and he Licensee shalremove,revse orreplace such Advertisement as maybe direcled by he Lcensorwitin tweny(24)hours from the dateofreceiotofthe Licensors writen notceorsuchotherperiodasthe Licensormaypermit Alcosts and expenses associated wih such remova,revision andtorreplacemert shabe borne by the Lcensee and the Licsnsor shanotbe iable forany claimsfrom any hird paryorotherwise arsingfrom breachoapofcobielaw,incudingwheresuch rerova,revsionand/or replaceren resuts in the Licensee being in breach of any agreemert betveen the Lioensee ande third party in relation to such Advertisement provide appropriate technicalsupportpersonnelon calwthin promptresponse time t onsure that the Dgtal Screen funcions propery and to rescve any defects,fauts breakdowns or problems wih the Dgital Screen orifthe Diatal Screen is ireoarable then to prompty replace such Digtal Screen. in this regard in tne event thatrepar or recticaion woks are requirad,the Licensee shal use its best endeavours to ensure that such repeirs are completed as soon as pracicabe butin ary eventwithin tweny-four(24)hoursofthe inifialdefoct fau breakdown or probiem or such longer peiod as the Licensor may permit.Ar such repar or rectncsion worksshal be cared out by the Lioensee ir accordance with sch terms,condiions and requirements as may be stpulate by the Licensor.in the event that the Licensor determines in its sole discretior that ary defects,fauts,breakdowns orproblarms in respect of the Digtal Screer is liey to compromise the safety of ary of the tenants and occupants of the Building and/or the publc in gereral and where Licensee fails to efect repai wors ortakesuchacton as descrbed in this causewithin the stpuiated tre period,the Licensor shalbe enttled to take anecessary actions to rectify such defects,fauts,breakdovn or problems,and the Licensee shareimburse the Lioensor for alcosts and expenses for taking such actions upon demand bythe Licensoc;and A

DoCUsgnenVe0pe U UU46EU-5F-/E08U72EFE5U6165A in the event that the Lioensee dotermines that the Digital Screen is irreperable ana s requrea to be replaced,the Lcensee shainform he Licensor accordingl ana sna suomt ne specmcatons or he repscement Dgtal screen and suc ohar ntomaton as may be required by the Licensor to the Lcensor for its prio approval Upon tne Lcensors said approvalbeing obtained.the Licensee sha ans own costs ano expense remove the existng Digtascreen and insta the repiacementugtascreen ana al otrerreiated equpment a the Licensed Are andatheprovisions of Clause 22shalappiy.Such removaland instaatio shal be cormplotad no iater than one(1)month from such date as may be spuated by the Licensor and durng such removal andinstalatonperiod (whict ror he avodanoe ot doubt sha not exceed one(1) month),the Licence Fee payable oythe Lcensee tothe Uicensorshalbe fifypercent(5o%)ofthe Lioenc Fee as specihed in Opion Aof tem 6 ofschedule 1 that would otherwise have been payable,The Licence Fee payable bythe Licensee tothe Lcensor shallbe as set outin tem s of schedule1 from the day folowirg the completion of the removal and instaiaion orthe dayfolowng the expiryofthe said one(1)month penoa,wncheveris earier.Where the Digta Screen is replaced pursuant to th cause,the Licensee may request hat the Lcence Perod be extended for futher poriod of two(2)yesrs,in accordance with Glause 1e below use its best oforts to onsure that the Dioital Scroen is operatonal and worling on contnuous,uninteruptedbasis with aminimumdisplaytimeoffoureen(14)hour daywhin the OperatingHours,or such otherdisplaytme and/orOperating Hours a rmay be specified by the Licensor; (o keep the DigialScreon and theLiconsod Areaincuding anyfxtures and ftingsthereir ncluding butnotiritedto wres andinstalatonsin goodrepar and condition(fairwea anatearexcepted).wtnoutnanywayimtng the foregoing,anydamage caused b the Licersee moving ary property about or in or out of the Licensed Area shall be repaired,restored,remedied or repiaced prompy at the cost and expense of the Licensee to the satisfoction ofthe Licensor by contractors and workmen employed o approved by the Lcensor (p ensure that any and aluse ofthe Digital screen shalnotin waycomprorise,afecto damage the network or elactical systems or the structuralintegriy of or safety of o otherwse damage oraffectthe Buiding,inwhich event he Licensorresorves he righ upon gvng reasonaole witen noice to the Licensee,to shut down the Digital Screer at any tme wthout reference to the Licensee (q) shouid the Loensee reccive ary noice from the aovernment or anv relevant authort wih respectto the Approvaloroportion ofthe Digital Screen orthe Licensed Area,t forthwith give notice thereof in writing to the Licensor ( gve notioe to the Licensor forhwih of any damage that has occured to the Digta Screen orwihin the Licensed Area and of any accidentto or defects in ary electrica wiring connected to the Dgtal Screen; observe and comply and shal also cause its personnel to observe and comply wi such rles and reguations as the Licensor and/or the Management Corporation ma from time to timme prescribe A

UoCUsgn EVeope U: UUo48EU9r//E0-sU/ZEFE96UN1H6A 4 ( repace re Aaversement on the Dgtalscreen on apeiodic basis or at suchinterval as may be deemed appropnate by the Licensor rrom ume to ume u no mpede in aryway the Licensor or its employees or agents in the exercise of the Lioensors iohts of possession and conirol of every pat of the Buiding and the Licensod Aea; (v not move ary heavy machinery or rtures aoout or in and out of the Licensed Are wthoutfrstobtaining the Lcensorswriten consent The Licensee fuyindamnifes the Licensor against alclaims in respect ofinjury,loss ofife or damage toperson an propery as a resut ot any such movement twhethar wih or wihout he Loensor consent) and sha,without iritaton,repay to the Lcensor any sums paid oy the Licensorin connectionwith caims arising from suchinjury,lossoflfe or damage an shapayforalcoss incurredinrepairinganydamagecaused to theBuidingori appurenances (w not use tne Licensed Area for any purpose or any manner which,in the reasonable opinon or tne Lcensortwnich snal be fnal conclusve and binding on the Licensee) may be or become a nuisance or may glve cause for complaintfrom other occupants of the Building or the pubiic (x not overoad the Lcensed Area to a weight greater than such weight as may be prescroaa bythe Licensor ana the Licanoe shal compywh any instructons ofthe Licensorso as to distribute the weight of any fixtures and ftings or equpment (y subject to clause 2,1fn,ensure that arysoundsor noises produced by the Digita screen asmeasureawhin tenanted premises in the Buidingconotexceed fty(5o decibals or the applcable noise leveimposed by The Natonal Environment Agency whichever is the lowor,and (z) provide to the Licensoi onthe Digitai screen during each month of the Lcence Period forits use in he ovent of ary breach by the Licenseeofary provisiors under clause a or ary othe povsionsundar thisLicence,theLicarsorshal,wihoutpriudceto anyrghtofactonofh Ucensorinrespectofanyantecedentbreach bytheLicenseeofthe covenants ard condtion hereincontained,be entted to remove theAdvetisament,theDigtalscreen or any par thereof(whout furhernotoe totheLioersee) and a costs and expensesinoured bythe Licensor shall be borne by the Licensee Exclusions TeLicensor,heManagementCorporationandiortheremployees,agents,indepencen contractorsorinvtaesshanotinarywaybe iabletotheLcersee,s customers andpersonne norshalheLcenseehave aryclaimagainst he Licensor,the Management Coporatonand/o their employees,agents,independent contractors or invtees for (a arydamage,lossor expensosincured or for anyconseauental loss incudin economic loss resuling from any mafncioning or breakdoun of theDgtalScreer and any damage,loss or expenses incured or for ary consequentia loss incuding economiciossresutngfromtheLicensadAeahowsoever causad whether b A

U0CUS9nEmVe0Pe IU0U64D-57747E09O72-EFE99DB1B5A 15 mechanicaoroterdefects or breakdoun or uravoidable shorageof eloctrciv.shor cicuitofelecticalwiing,fre,exploston,falingplastor,steam,gas,electrciy,wator ran teaks or aampness rom any pat of the Buiding,or from the roof,sreet su sutace orrom any othorplace and the Licenseehereby agrees hat he Licensor,the Management Corporation and thcir employees,agents,independent coniractors ane mvtees shalnot be iabie or any such damage caused byother tenants,licansees o persons in the Buiding or by consructon wok or other operatons in tme Buiding provaedavays that the Lcsnsoror the Management Corporaton shalgve sufcien nouce to he Lcensee oranyinteruplon orthe eiocticity supplyinsofarastis wihin t Licensors or the Management corporation's capacity to do so;anc (b anyhet,oss oraamageto he Licensed Area androrary eguipmentlef atheLicense Area,Forthe avoidance ofdouot,athe Lioensee's eguipmentshalraman hepropen orthe Licenseenotwihstanding thefactthattheymaybeafed tohe Lcensed Area ar neLcensee shaberesponsoefortheinsurarce and securityofthe LicensedArea an the Lcensee"s equiprment Administrative Fees and Legal Costs Aadministratve foes,stampdutes(fany)andotherdisbursements incured inconnecto vin thepreparaton ana completonofthis Licerce and as specfiedin usm 1zofschedule sra pe oome oy the Llcensee.A legalcosts,expenses and disbursementsincured by th Lcensorin theLcensors erforcementoftheirrohts underthis Licencaherein shabe bom by theLcenseeonasolctorcient fuindemrity basis and shalbepaid by theLicensee directly to the Licensor's sollcitors Termination (a Notwithstanding Clause3above,the Licensormay deterrine thisLicence withoutprio noioe and revoke forthwith the icence hereby granted to the Licensee without an compensauon wnatsoever to ihe Licensee in tne tolowing events i where the Licensee and/orits personnel shallfailto obsorve or perform anyo al of the terms,condtions,covenants and other provisions under thi Agreement ( where the Licensee enters into jvdicial management or liquidation whethe vountary or conpusory(save tor the purpose of reconstructon o amagamation) or enters into any composition or arrangement tor the benef ofits creditors or sufer any distress orprocess of execution to be levied upon the Licensoe's goods;or 山 where the Licensors authority to manage and operate the Licensed Area revoked,susponded or reduced by the Managoment Corporation butnohing hereincontained shalinarywaypreiudice aryrightofactionofthe Licerso in respect or ary antececent breach bythe Licensee ofthe covenants and conditons herein contained A

U0CusgnenVeope U:Ub46EU-o/F7/E09U72EF99OB1B5A 16 (b) Furherto he above,in the eventofan erergencyorifrequired forcompiance wihlega ana onerrequrements,he Lcensormay wthout pior noice to the Licensee,at its option and soe discretian,elect to: aetermine this Licence wthout any compensafion whatsoever to the Lcensee (ii suspend he Loence torthwih for such period as may be necessary or requirec by the Licansor.Forthe avoidance ofdoubt,the Licerce Fee shallbe suspendec tor such period that this Licence is suspended. C in the event of crcumstances beyond the reasonable contol and aricoaton of the pares,ncuang outnotitaato governmentmposedreslictons andlcckdounswhich maketimpossible forhe partestosatsfyorperfomm her dutos andobloatonsunde his Lcence,the paries shaengage in good faih negotatons to expiore ateratve sotions,incuding temporary suspensionormcdifcaions ofaryterm ofhis Lioence Reinstatemgnt (a Unless provded to he contraryherein,the Lioenseehorebyagrees thatupon he expin ofthe Licence Period or eary terminaion ofthis Lcence,the rght ofthe Licensee t use the Licersed Area,oraryparthereoturderthisLicence shalcease.TeLicensee shal at the Licensae's own expense remove the Disial screen and a frtres and ntings instaled by the Licensee from the Licensed Area and aloauipment ouned b the Licansee from the Buiding,make good and repair any damageor ccfacementt he Licensed Area and any space used by the Licensee and restore and yeld up the Licensed Area and any space used bythe Licensee in its orginal state and condiion (fairwearand tearexcepted)totheLicensors satisfacton,on orbefore such expiryo termination (b ftheLicensoefoistoreinstate theLicensed Areainaccordancewih clause 12faabove the Licansor may reinstate he Lcensed Area and racoverfrom he Lioensee the costof such reinstatement togerher wih such LicenoeFee andior other amounts whieh the Licensorwoudhavebeen abletorecoveinrespectofthoLconsed Area durng theperiod wirinwich such reinstatementis efected bythe Licensor.The Licensee shalpaysue costs.Lioence Fee andror other amounts to the Licensor wihin seven(7)days of the Licensor notifying the Licensee of the amount thereof 丁aes (a Itis hereby agreed that he Licence Fee and other sums payable by the Lcensee unde tisLicenceshal,asbetween theLicensor and theLcensee,be excusiveof an appicable GsTand the Ucensee shapayalsuch GsTorreimbursethe Lcensortorthe payment of such GsT,as the case may be,in such manner and within such peiod as te oormply or enable the Licensorto comply wih ary applicable orders or drectves of he relevant authorities and the relevant laws and reguiatons

D0cusgnEnv8l0pe ID:0O64BEDF-67F7-47E0-6O72-EFE99DB1B5A 口 The Licensee is responsible to pay the OsTand shal indemniy and hold harmless the Lcensorfomaryosses,damages,claims,demands,proceedings,acions,costs expensos,ntorests ana penates surered orincured by the Lcensor arsng fom an clam,demand,proceedingoracionthatmaybemadeorinstiutodbytherelevan aunontes nrespector sch GsTand resuing from any falre or delay on the pato the Licensee in the payment and discharge of any such GsT 14。 Assignment a The Licensormayat anytme withoutresticion assion(ncudina bywayofnovaton)t ngnis ana inierest n unoer or ansing out ot this Lioence (b TheLiconseoheretyexpressyacknowedges ard undorakas tothe Licensorthatvher theLcensor assionsitsrights andinterestinunderoraisng outofhisLicerce(includn the tansferofthe Secuiy Depost,the Lioensee sha be deemed tohave consentedt such assignmont and sha accept ary assionee ofthe Licensor as its new icensor are shauontherequestoftheLicensorforhwihreease the Licensorfrom alits obigations urcer tne provsions ofris Licerce and in partcular he obigaton of the Licensort rcfundthe Security DepostWhererequirodbythe Uicensor,theLicensee shal execu aryagreementor assgrmentmade ortobemacebyheLicansorand its assignee,suct agreement or assignment to oe preparea by ana ar the expense ofthe Licenso (c) TheLioonsoeshalnotassignorotherwsetansforordisposeofaryofitsnonts,interests Deners,obigatonsorresponsibiesunderthlsLcence,unlesswihtheprorwiter approval of the Lcensor,such approval not to be unreasonablywithheld (d Forthe purposeofhis clause14,arychangein the sharehcding,votng rights,contro ormanagement or ne compary or perent company ofthe Licensee,where the Licensae is a subsidiary company,shall be deemed to be an assignmen 15 Service of Notices (a Anotices,demands orothercommunicatons reouired orpermited to be given unde this Licence must be in wrting,and shall be suffcienty served ( on the Licensee if delivered personaly or sent by registered post to the regslered address ot the Licensee; and ( on the Licensor if defvered personaly or sent by registered post to the regstered address ot the Licensor (b Anynotce.demandorothercommunication shalbe deemed tohavebean duly serve immodiatoyifdelveredbyhand,ortwenty-our(24)hours arerpostng,fsentbypost In provng such posing,t sha be suficlent to show that the ervelope containing the letter was duly addressod,stamped and posted (c) Eitherparty may changeits address for serice ofnotices bygiving priorwriten notce to the other party A

DoCuS9nErvel0pe ID:0O04BEDF-57F7-47E0-0D72-EFE99DB1B5A 1B b。option to Renew (a wrere he Dgta screenexistng asatthe CommencementDate isreplaced prsuantt siause smr,the ucensee may bywritten reqestmade notlaterthar before the expirationofhe Lcence Period,reouest hatthe Lcenoe Perodbe exianded roraunerpenoaorwo(Z)years(the"Extended Licence Period)on the same torm and conditions ofthis Agreerment,Proded Aways that the Lcensee is notin breach of any terms ana conatons or this Licence at the time orits writen reques (b The Licensee sha sgn the erce agreement or exiension leter in respect of the Exienced Ucence Perodvithin one(1)week ofis receiptofthe fcence agreemento exiension letter from the Licensor or the Licensors soicitors C Thegrantofthe icence forthe ExtendedLcence Perod is condiional onthe coninue complanoe ard perforance by the Licensee ofthis Lioence,ftheLiconseeisin breac or tns Lcence at any tine ator the sgning of the fcence agreement or extersion loto fortheExtendedLicencePeriod and oeforethecommencemontofre ExiercedLicerc Perioa,theLcensor iserttedtoimmedatey terinatetheicercefor theExtendec Lcence Perodby sving writen notceof theterinaton to the Licensee.Upon the issuanceofthe noioe,the Exiendod Lconco Parod wiimmediatey torminate whou preudceto he ights and/orremedios avaiabie toheLiconsoragainsthe Licenseei respecrorneoreacn.IneLcensorwnotbe laoletoreLcensceforanyloss,damage cost,expense orcompensatonin corrocion wi or arsing out or he terinafon 17.Damage and/or Destruction Rondoring the Licensed Area Unft forUse (a) in tne eventtheLicansed Area or any par thereofsha atany ime durng the Term be destroyedordamagedbyfre,lgnrng,riotexpiosion,earthquake,typhoon,fioodin oraryoinercause peyona ne controi or he partes hereto so as to be unftfor use b me Lcensee torihe Permited Use fora cotiruous periodofmore han one(1)month hen ana in every such case (urless such damage or destructon is atrioutable to the Lcensee or ts employees,agents,incependent coniractors orinvtees).the Licenc Fee hereby reserved or a just and fair propotion thereof according to the nature anc extentor the destrucion or damage sustained shallbesuspended andcease to be payaole in respect of the period that the Lcensed Area shal continue to be unft fo use oy reason orsucn aestructon or aamage.Any dispute concering this clause 1 shalbe dcterminod byasingle arbitratorin accordance wih the Abiration Act 2001 (b Notwithstanding ary otherprovisionin this clause1,in the eventthat the unfines orthe Licensed Areareferredtoin Clause 17ta)persistsformore than three(3)months rom tne aate of occurence or the damage or destructon (and proviced that suc damaae or destrucion is not atibutabie to the Licensee or its employees,agents independent contractors orimvtees).either party may give writen notice of one(1 month to the other pary to terminate this Licence without compensaton to the othe pary,ana s Licance shalterminate on the date as specifed in said wrten notice wthout prejudice to any antecedent breach of this Licence by the Lioensee Entire Agreement (a The covenants,provisiors,ters and agreements herein cover and comprise the whole of he agrccmentbetveenthe Lcensor and the Licensee andtheparies declare that nourher or othercoverants,agreements,provisions orterms whetherinrespec ofthe Licensed Area orthe Buiding orotherwise shalbe deemedtobe implied hereir or to arise botwean the Licensor and the Lioonsoe by way of colateral or othe asreement byreason of anypromise,representation,warantyorundertaking giveno A

Docusgn Ere0pe ID:0O64BEDF-57F7-47E0-9D72-EFE98OB1B5A 19 maoe oy ener pary nereto to he other on or prior to he execution hereof and th existence of any such implcaton or colateralor oter agreementisnereoy negatve (b) The Lcensee acnowodges and agrees that the Licensor makes no represeniaton o warrarywnetsoeveror the sutabityof the Licensed Area forthe Licensee's intende seanpuposeea doesro provdearyrepresentaion and/or waranty that any requste Approva,fary,wibe granted,TheLcensee confrmshatitreies onits owr research,enquiies and investigaions as to the sutabityoftheLcensedAea for the Lcensee's intended use and purpose 1g。 Soverance ne egaly,invaidiyorunenforceabiyofayprovisionofhis Lcence underhelavofan Junsaictonshanotarectitsegaiy,vasdiyorenforceablityundertheawofanyothe jursaicuon nortne legaly,vaidity or enforceabity of any other provision 2O. No PartnershiF ThsLcenceshanotunderanycircumstancebeconstrued as creatingaparnershipbeweer ne pareswhichis expresynegatved bythe partos.The paries agree hathe relatonshi created by ths Licence is that of licensee and licensor only 21. Governing Law and Submission to Jurisdiction Tis Lcence sha be construed and govered ty he laws of sngapore and he Lcersor an Lcenseeirevocabysubmitto the non-exclusvejurisdictonofthecourts ofSingapore C

[redacted] CocusignEmvelope 1D:0O64BEDF-57F7-47E0-9O72EFE99De1BsA 2O SCHEDULE1 Particulars The Ljcensee Name of Licensee : FOCUS MEDIA SINGAPORE PTE.LTD Country of Incorporation Singapore UEN No, redacted Registered Office / 10 Anson Road,#05-01 International Plaza,Singapore 07990 Address 2 The Building redacted The Licensed Area Part of the exterior(building facade)of the Building as shown ir the photos in Schedule 2.measuring aporoximate 4 Permmitted Usg For the maintenance and operation of the Digital Screen 5 Licence Period Five (5) years Commencemment Date t March 2O25 Expiry Date 28 February 2O30 6 LicenceFee [redacted] Security Deposit Not Agplicabe 8。 Possession Date Not Applicabe 9。 Fitting-Out Period Not Applicable 1o。Fitting-Out Deposit Not Applicabe 11. Operating Hours From7a.m.to 9p.m.or such other hours as mavbe determinec by the Licensor from time to time or such shorter period(s) as may be prescribed by the relovant authorities from time to time [redacted] [redacted] [redacted]

D0Cu$9nEmeIope ID:0D54BEDF-57F7-47E0-9D72EFE99DB1B5A 21 12. Administrative Fees :Not Applicable (lnclusive of 9% GST) Legal Fees and Not Applicable Disbursements (incluslve of 9% GST)

[redacted] =mvelope ID0D64BEDF-57F7-47E0-9O72-EFE99OB1B5 22 ScHEDULE2 Pian of Licensed Area [redacted]

[redacted] Dccsgn Ere0D8ID:0O64BEDF-57F7-47E0-9D72-EFE99OB1B5A 23 SCHEDULE3 Specifications of the Digital Screen [redacted] A

Vendor A [redacted] [redacted] [redacted] U0CUs10nENVeI0Oe ID:0D54BEDF-57F7-47E0-9D72FFFQaDR1R5A 4 NWTNEssWHEREOFthe paries havehereunio setherhands the dayandyearfrstabove written, By the Licensor SIGNED by For and on behalf of the Licensoi Vendior A [edacted redacted Authorised Signatory By the Licensee SIGNED by Eveline Ngan For and on behalf of the Licensee FOCUS MEDIA SINGAPORE PTE.LTD In the presence of. Authorisod Signatory Naoe AuicreyChee NRiC No.(last 3 digits and alphabet):Iredacted